SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT
dated as of February 14, 2013,
among
FREEPORT-MCMORAN INC.,
PT FREEPORT INDONESIA,
FREEPORT-MCMORAN OIL & GAS LLC,
The Lenders Party Hereto,
The Issuing Banks Party Hereto,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Swingline Lender,
BANK OF AMERICA, N.A.,
as Syndication Agent,
and
BNP PARIBAS,
CITIBANK, N.A.,
HSBC BANK USA, NATIONAL ASSOCIATION,
MIZUHO BANK, LTD.,
SUMITOMO MITSUI BANKING CORPORATION,
THE BANK OF NOVA SCOTIA and
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Co-Documentation Agents,
_____________________________________________________________
J.P. MORGAN SECURITIES LLC,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
BNP PARIBAS SECURITIES CORP.,
CITIGROUP GLOBAL MARKETS INC.,
HSBC SECURITIES (USA) INC.,
MIZUHO BANK, LTD.,
SUMITOMO MITSUI BANKING CORPORATION,
THE BANK OF NOVA SCOTIA and
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Joint Lead Arrangers and Joint Bookrunners,
_____________________________________________________________
Bank of Montreal, Chicago Branch,
Canadian Imperial Bank of Commerce, New York Agency,
Compass Bank,
Royal Bank of Canada,
The Toronto-Dominion Bank,
Standard Chartered Bank,
U.S. Bank National Association and
Wells Fargo Bank, National Association,
as Senior Managing Agents

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SECOND AMENDMENT dated as of February 27, 2015 (this “Amendment”) to the Revolving Credit Agreement dated as of February 14, 2013, as amended by the First Amendment dated as of May 30, 2014 (the “Credit Agreement”), among FREEPORT-MCMORAN INC. (f/k/a FREEPORT-MCMORAN COPPER & GOLD INC.) (“FCX”), PT FREEPORT INDONESIA (“PTFI”) and FREEPORT-MCMORAN OIL & GAS LLC (together with FCX and PTFI, the “Borrowers”), the Lenders from time to time party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
WHEREAS, the Lenders have agreed to extend credit to the Borrowers under the Credit Agreement on the terms and subject to the conditions set forth therein. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement, as amended hereby.
WHEREAS, the Borrowers have requested that the Credit Agreement be amended (a) to modify for a period of time the maximum Total Leverage Ratio applicable under Section 6.06 and certain debt and lien baskets based on Consolidated Total Assets and (b) to effect other modifications to the provisions of the Credit Agreement, in each case as set forth herein.
WHEREAS, the Lenders party hereto, constituting the Required Lenders under the Credit Agreement, the Administrative Agent, and each Issuing Bank are willing so to amend the Credit Agreement on the terms and subject to the conditions hereof.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Amendment of the Credit Agreement. Effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is amended by revising the definitions of “Issuing Bank” and “LIBO Rate” to read in their entirety as set forth below and by adding the following definition of “Reversion Election” in appropriate alphabetical order:

“Issuing Bank” means each of JPMCB, Bank of America, N.A., The Bank of Nova Scotia, BNP Paribas and each other Lender acceptable to the Administrative Agent and FCX that has entered into an Issuing Bank Agreement, in each case in its capacity as an issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.06(i). Each Issuing Bank may, in its discretion but with the consent of FCX, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the

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term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.
“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for Dollars for a period equal in length to such Interest Period as displayed on page LIBOR01 of the Reuters screen that displays such rate (or, in the event such rate does not appear on such Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information services that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion (provided, that the Administrative Agent shall have generally selected such page for similarly situated borrowers)) (in each case the “Screen Rate”) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that if the Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement; provided further that if the Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) then the LIBO Rate shall be the Interpolated Rate; provided that if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement
“Reversion Election” means an irrevocable election by FCX, pursuant to written notice given to the Administrative Agent any time prior to March 31, 2018, to have the maximum Total Leverage Ratio under Section 6.06 and the basket amounts under clause (i) of Section 6.01 and clauses (l) and (o) of Section 6.02 revert to the levels contemplated by such provisions in the event a Reversion Election is made; provided that a Reversion Election shall become effective for purposes hereof on the date such notice is received by the Administrative Agent only if (i) the pro forma Total Leverage Ratio calculated based on the amount of Total Debt outstanding as of the last day of the fiscal quarter of FCX most recently ended on or prior to such date for which financial statements shall have been delivered pursuant to Section 5.01 and Consolidated EBITDAX for the period of four consecutive fiscal quarters ended on such last day, is less than or equal to 3.75 to 1.00, and (ii) such notice is accompanied by a certificate of a Financial Officer of FCX certifying to such effect and setting forth reasonably detailed calculations of such pro forma Total Leverage Ratio. The Administrative Agent shall promptly notify the Lenders of the effectiveness of any Reversion Election hereunder.
(b) Section 2.06(l) of the Credit Agreement is amended by replacing the reference therein to “$250,000,000” with a reference to “$250,000,000 or such lesser amount as may be agreed among the Borrowers and all Issuing Banks”.

(c) Each of clause (i) of Section 6.01 and clauses (l) and (o) of Section 6.02 of the Credit Agreement is amended by replacing the text “the greater of (A) $2,250,000,000 and (B) 7.5% of Consolidated Total Assets” or “the greater of (A)

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$2,250,000,000 and (B) 7.5% of Consolidated Total Assets at such time”, as the case may be, with the text “(x) unless a Reversion Election has been made, at any time prior to March 31, 2018, $1,500,000,000, and (y) at any time on or after March 31, 2018 or if a Reversion Election has been made, the greater of (A) $2,250,000,000 and (B) 7.5% of Consolidated Total Assets as of such time”.

(d) Section 6.06 of the Credit Agreement is amended to read in its entirety as follows:

“SECTION 6.06. Total Leverage Ratio. The Borrowers will not permit (a) if a Reversion Election has not been made, the Total Leverage Ratio on the last day of any fiscal quarter (i) ending during the period from and including March 31, 2015 through and including December 31, 2016, to exceed 4.75 to 1.00, (ii) ending during the period from and including March 31, 2017 through and including December 31, 2017, to exceed 4.25 to 1.00 and (iii) ending on or after March 31, 2018, to exceed 3.75 to 1.00, and (b) if a Reversion Election has been made, the Total Leverage Ratio on the last day of any fiscal quarter ending on or after the effective date of such Reversion Election to exceed 3.75 to 1.00.”
SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrowers represents and warrants to the Administrative Agent and the Lenders that:

(a) (x) the execution, delivery and performance by such Borrower of this Amendment and the performance by such Borrower of the Credit Agreement, as amended by this Amendment, are within such Borrower’s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action and (y) this Amendment has been duly executed and delivered by such Borrower and, upon the Amendment Effective Date, the Credit Agreement, as amended hereby, will constitute a legal, valid and binding obligation of such Borrower enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally, concepts of reasonableness and general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects as of the Amendment Effective Date, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct on and as of such earlier date; and

(c)no Default has occurred and is continuing on the Amendment Effective Date before or after giving effect to any Loans made on such date.

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SECTION 3. Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions has been satisfied:

(a)The Administrative Agent shall have executed this Amendment (and its Indonesian language version) and shall have received counterparts hereof duly executed and delivered by each Borrower, Lenders constituting the Required Lenders, each Issuing Bank and the Administrative Agent.

(b)The conditions set forth in clauses 4.03(a) and 4.03(b) of the Credit Agreement, as amended hereby, shall be satisfied on and as of the Amendment Effective Date, and the Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Financial Officer of FCX, confirming compliance with such conditions.

(c)The Administrative Agent shall have received payment from the Borrowers in immediately available funds of an amendment fee for the account of each Lender that has executed and delivered a counterpart hereof prior to 5:00 p.m., New York City time, on February 12, 2015, in an amount equal to 0.020% of the amount of such Lender’s Revolving Commitment on the Amendment Effective Date.

The Administrative Agent shall notify the Borrowers and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, this Amendment shall not become effective unless each of the conditions set forth or referred to in this Section 3 has been satisfied at or prior to 5:00 p.m., New York City time, on March 13, 2015 (it being understood that any such failure of this Amendment to become effective will not affect any rights or obligations of any Person under the Credit Agreement).
SECTION 4. Expenses. Each Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent, in each case to the extent provided in Section 9.03(a) of the Credit Agreement.

SECTION 5. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained

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in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(c) For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loan Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Remainder of page intentionally left blank]

[[3512647]]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

FREEPORT-MCMORAN INC.,
by	/s/ Kathleen L. Quirk
Name:Kathleen L. Quirk
Title:Executive Vice President, Chief Financial Officer and Treasurer

PT FREEPORT INDONESIA,
by	/s/ Robert R. Boyce
Name:Robert R. Boyce
Title:Assistant Treasurer

FREEPORT MCMORAN OIL & GAS LLC,
by	/s/ Kathleen L. Quirk
Name:Kathleen L. Quirk
Title:Executive Vice President,

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent and Issuing Bank,
by	/s/ Gitanjali Pundir
Name:Gitanjali Pundir
Title:Vice President

BANK OF AMERICA, NA., individually and as Issuing Bank,
by	/s/ Marc Ahlers
Name:Marc Ahlers
Title:Vice President

Signature Page to the Revolving Credit Agreement Amendment

ISSUING BANK SIGNATURE PAGE TO THE SECOND
AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	BNP PARIBAS
individually and as Issuing Bank,
By	/s/ Nicolas Anberree
Name:Nicolas Anberree
Title:Vice President

For any Lender requiring a second signature line:
Name of Lender
individually and as Issuing Bank,
By	/s/ Clausdia Zarate
Name:Claudia Zarate
Title:Director

[Signature Page to Second Amendment]

ISSUING BANK SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	The Bank of Nova Scotia
individually and as Issuing Bank,
By	/s/ Ian Stephenson
Name:Ian Stephenson
Title:Director

For any Lender requiring a second signature line:
Name of Lender
individually and as Issuing Bank,
By	/s/ Asif Rafiq
Name:Asif Rafiq
Title:Associate Director

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	Citibank, N.A.
By	/s/ John Tucker
Name:John Tucker
Title:Vice President

For any Lender requiring a second signature line:
Name of Lender
By
Name:
Title:

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	HSBC Bank USA, N.A.
By	/s/ Adam Hendley
Name:Adam Hendley
Title:Senior Vice President

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE
REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	Mizuho Bank, Ltd.
By	/s/ Donna DeMagistris
Name:Donna DeMagistris
Title:Authorized Signatory

For any Lender requiring a second signature line:
Name of Lender
By
Name:
Title:

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	Sumitono Mitsui Banking Corporation
By	/s/ James D. Weinstein
Name:James D. Weinstein
Title:Managing Director

For any Lender requiring a second signature line:
Name of Lender
By
Name:
Title:

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	The Bank of Tokyo-Mitsubishi UFJ, Ltd.
By	/s/ Mark Maloney
Name:Mark Maloney
Title:Authorized Signatory

For any Lender requiring a second signature line:
Name of Lender
By
Name:
Title:

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	Standard Chartered Bank
By	/s/ Steven Aloupis
Name:STEVEN ALOUPIS A2388
Title:MANAGING DIRECTOR CAPITAL MARKETS

For any Lender requiring a second signature line:
Name of Lender	Standard Chartered Bank
By	/s/ Hsing H. Huang
Name:HSING H. HUANG
Title:ASSOCIATE DIRECTOR STANDARD CHARTERED BANK NY

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT MCMORAN INC.

Name of Lender	Bank of Montreal, Chicago Branch
By	/s/ Yacomba Kane
Name:Yacomba Kane
Title:Vice President

For any Lender requiring a second signature line:
Name of Lender
By
Name:
Title:

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	Santander Bank, N.A.
By	/s/ William Maag
Name:William Maag
Title:Managing Director

For any Lender requiring a second signature line:
Name of Lender
By
Name:
Title:

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	U.S. BANK NATIONAL ASSOCIATION
By	/s/ Marty McDonald
Name:Marty McDonald
Title:AVP

For any Lender requiring a second signature line:
Name of Lender
By
Name:
Title:

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	WELLS FARGO BANK, NATIONAL ASSOCIATION
By	/s/ Mark H. Halldorson
Name:Mark H. Halldorson
Title:Director

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By	/s/ Blake Wright
Name:Blake Wright
Title:Managing Director

For any Lender requiring a second signature line:
Name of Lender	CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By	/s/ James Austin
Name:James Austin
Title:Vice President

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	Societe Generale
By	/s/ P.E. Kavanagh
Name:P.E. Kavanagh
Title:Director

For any Lender requiring a second signature line:
Name of Lender
By
Name:
Title:

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	Compass Bank
By	/s/ Susan Campuzano
Name:Susane Campuzano
Title:Service President

For any Lender requiring a second signature line:
Name of Lender
By
Name:
Title:

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	Deutsche Bank AG New York Branch
By	/s/ Virginia Cosenza
Name:Virginia Cosenza
Title:Vice President

For any Lender requiring a second signature line:
Name of Lender	Deutsche Bank AG New York Branch
By	/s/ John S. McGill
Name:John S. McGill
Title:Director

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	Royal Bank of Canada
By	/s/ Stam Fountoulakis
Name:Stam Fountoulakis
Title:Authorized Signatory

For any Lender requiring a second signature line:
Name of Lender
By
Name:
Title:

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	The Toronto-Dominion Bank, New York Bank
By	/s/ Robyn Zeller
Name:Robyn Zeller
Title:Senior Vice President

For any Lender requiring a second signature line:
Name of Lender
By
Name:
Title:

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	Goldman Sachs Bank USA
By	/s/ Michelle Latzoni
Name:Michelle Latzoni
Title:Authorized Signatory

For any Lender requiring a second signature line:
Name of Lender
By
Name:
Title:

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	Citizens Bank, N.A.
By	/s/ Peter van der Horst
Name:Peter van der Horst
Title:Senior Vice President

For any Lender requiring a second signature line:
Name of Lender
By
Name:
Title:

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	Canadian Imperial Bank of Commerce, New York Branch
By	/s/ Robert Robin
Name:Robert Robin
Title:Authorized Signatory

For any Lender requiring a second signature line:
Name of Lender	Canadian Imperial Bank of Commerce, New York Branch
By	/s/ Rhema Asaam
Name:Rhema Asaam
Title:Authorized Signatory

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	Bank of China, New York Branch
By	/s/ Doug Yuan
Name:Dong Yuan
Title:Executive Vice President

For any Lender requiring a second signature line:
Name of Lender
By
Name:
Title:

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	DBS Bank Ltd.
By	/s/ William Stafeil
Name:William Stafeil
Title:Portfolio Director

For any Lender requiring a second signature line:
Name of Lender
By
Name:
Title:

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	THE NORTHERN TRUST COMPANY
By	/s/ John L. Lascody
Name:John L. Lascody
Title:Vice President

For any Lender requiring a second signature line:
Name of Lender
By
Name:
Title:

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	Intesa Sanpaolo S.p.A., New York Branch
By	/s/ Katherine Hand
Name:Katherine Hand
Title:Relationship Manager

For any Lender requiring a second signature line:
Name of Lender
By	/s/ Francesco Di Mario
Name:Francesco Di Mario
Title:FVP & Head of Credit

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	Capital One, N.A.
By	/s/ Tony Alexander
Name:Tony Alexander
Title:VP

For any Lender requiring a second signature line:
Name of Lender
By
Name:
Title:

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	Natixis, New York Branch
By	/s/ Carla Gray
Name:Carla Gray
Title:Director

For any Lender requiring a second signature line:
Name of Lender	Natixis, New York Branch
By	/s/ Alisa Trani
Name:Alisa Trani
Title:Director

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	UBS AG, STAMFORD BRANCH
By	/s/ Darlene Arias
Name:Darlene Arias
Title:Director

By	/s/ Houssem Daly
Name:Houssem Daly
Title:Associate Director

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

National Bank Of Kuwait, S.A.K.P, Grand Cayman Branch
By	/s/ Wendy Wanniger
Name:Wendy Wanniger
Title:Executive Manager

National Bank Of Kuwait, S.A.K.P, Grand Cayman Branch
By	/s/ Michael McHugh
Name:Michael McHugh
Title:Executive Manager

[Signature Page to Second Amendment]

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender	UMB BANK NA
By	/s/ David A. Proffitt
Name:DAVID A. PROFFITT
Title:SENIOR VICE PRESIDENT

For any Lender requiring a second signature line:
Name of Lender
By
Name:
Title:

[Signature Page to Second Amendment]